Other income	12 Months Ended
Dec. 31, 2019
Other income [abstract]
Other income

26 Other income

In 2019, Other income of EUR 252 million (2018: EUR 136 million; 2017: EUR 350 million) includes the recognition of EUR 79 million receivable related to the insolvency of a financial institution.

Furthermore, Other income includes income from subleasing right of use assets and gains or losses from sale and lease back transactions amounting to EUR 5 million as well as income from positive recovery of defaulted receivables of EUR 32 million. The remainder of the Other income is mainly impacted by positive results on the sale of loans and property and various other non-recurring results.

In 2017 an amount of EUR 121 million is included related to a tax charge at ING Australia Holdings Ltd., for which a full reimbursement is expected to be received from NN Group.